                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

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[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12


                               DELAWARE VIP TRUST
-----------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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       _______________________________________________________________________

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DELAWARE
INVESTMENTS

                                 July [1], 2004

                      DELAWARE VIP EMERGING MARKETS SERIES
                 DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES


Dear Shareholder:

Enclosed is a Notice of Meeting for a Special Meeting of Shareholders of Delaware VIP Emerging Markets Series (the "Emerging Markets Series") and Delaware VIP International Value Equity Series (the "Value Equity Series" and, together with the Emerging Market Series, the "Funds"), two separate series of Delaware VIP Trust (the "Trust"). The Meeting has been called for August 31, 2004 at 3:00 p.m., Eastern time, at the offices of Delaware Investments located at 2001 Market Street, 2nd Floor Auditorium, Philadelphia, Pennsylvania 19103. The accompanying Proxy Statement describes certain proposals (the "Proposals") being presented for your consideration and requests your prompt attention and vote via the enclosed proxy card or voting instruction form.

                   PLEASE TAKE A MOMENT TO FILL OUT, SIGN AND
           RETURN THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM!

The enclosed Proxy Statement describes two separate Proposals. In Proposal 1, you are being asked to consider and approve a new investment management agreement. In Proposal 2, you are being asked to consider and approve a new subadvisory agreement. As more fully described in the Proxy Statement, new investment management agreements are needed as a result of the pending sale by Delaware Investments of its London-based international investment management business, specifically Delaware International Advisers Ltd. ("DIAL"). If the shareholders of the Funds approve the Proposals, Delaware Management Company ("DMC") will become the investment manager for each of the Funds and DIAL (which is currently the manager of each of the Funds) will become the sub-adviser for each of the Funds.

Each of these Proposals is being presented to shareholders in connection with Delaware Investments pending sale of DIAL. The sale of DIAL will result in the automatic termination of DIAL's investment management agreement with the Trust on behalf of the Funds. None of these Proposals will result in a change in the investment objective or investment policies of either of the Funds, nor will the investment management fees or any other expenses paid by the Funds change.

Please take the time to review this entire document and vote now! Whether or not you plan to attend the Meeting, please vote your shares by completing, dating and signing the enclosed proxy card (for shareholders of record) or voting instruction form (for variable contract owners of record). If you determine at a later date that you wish to attend the Meeting, you may revoke your proxy/voting instructions and vote in person. Proxy cards and voting instruction forms must be received prior to the Meeting in order to be counted.

Thank you for your prompt attention and participation.

Sincerely,


/s/ [signatory]

[name]
[title]

                      DELAWARE VIP EMERGING MARKETS SERIES
                 DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES

                   (two separate series of Delaware VIP Trust)

                               One Commerce Square
                             Philadelphia, PA 19103
                                 (800) 523-1918

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          To be held on August 31, 2004

To the Shareholders of Delaware VIP Emerging Markets Series and Delaware VIP International Value Equity Series and to the Owners of Variable Annuity Contracts or Variable Life Insurance Policies entitled to give voting instructions to Allmerica and Lincoln Annuity (as such terms are defined below), the shareholders of record of Delaware VIP Emerging Markets Series and Delaware VIP International Value Equity Series:

This is your official notice that a Special Meeting of Shareholders (the "Meeting") of Delaware VIP Emerging Markets Series (the "Emerging Markets Series") and Delaware VIP International Value Equity Series (the "Value Equity Series" and, together with the Emerging Markets Series, the "Funds"), two separate series of Delaware VIP Trust, a Delaware statutory trust (the "Trust"), has been called by the Board of Trustees of the Trust for August 31, 2004 at 3:00 p.m., Eastern time, at the offices of Delaware Investments located at 2001 Market Street, 2nd Floor Auditorium, Philadelphia, PA 19103. The Special Meeting is being called for the following reasons:

1. To approve an Investment Management Agreement between the Trust, on behalf of the Funds, and Delaware Management Company (Proposal 1).

2. To approve a Sub-Advisory Agreement between Delaware Management Company and Delaware International Advisers Ltd. (Proposal 2).

3. To vote upon any other business as may properly come before the Meeting or any adjournment thereof.

Proposal 1 and Proposal 2 are more fully described in the attached Proxy Statement. Copies of the form of proposed Investment Management Agreement and Sub-Advisory Agreement are attached as Exhibits A and B to the Proxy Statement, respectively.

Shares of the Funds are purchased by certain separate accounts of Allmerica Financial Life Insurance & Annuity Co. ("Allmerica") and Lincoln Life and Annuity Company ("Lincoln Annuity") to fund benefits payable under certain variable annuity contracts and variable life insurance policies ("variable contracts"). Allmerica and Lincoln Annuity hereby solicit and agree to vote at the Meeting, to the extent required, the shares of each Fund that are held in separate accounts in accordance with timely instructions received from owners of the variable contracts. With respect to all other shareholders, the Board of Trustees of the Trust are soliciting your votes.

If you are a shareholder of record of a Fund as of the close of business on June 22, 2004, you have the right to direct the persons listed on the enclosed proxy card as to how your shares in such Fund should be voted. If you are a variable contract owner of record at the close of business on June 22, 2004, you have the right to instruct Allmerica or Lincoln Annuity, as the case may be, as to the manner in which the Fund shares attributable to your variable contract should be voted. To assist you, a voting instruction form is enclosed. In addition, a Proxy Statement describing the matters to be voted on at the Meeting or any adjournment(s) thereof is attached to this Notice. YOUR VOTE IS IMPORTANT.

By Order of the Board of Trustees,


/s/ Richelle S. Maestro

Richelle S. Maestro
Secretary

July 1, 2004

 TO SECURE THE LARGEST POSSIBLE REPRESENTATION AND TO SAVE THE EXPENSE OF
  FURTHER MAILINGS, PLEASE MARK YOUR PROXY CARD OR VOTING INSTRUCTION FORM, SIGN IT, AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO
 POSTAGE IF MAILED IN THE UNITED STATES. PROXY CARDS AND VOTING INSTRUCTION
  FORMS MUST BE RECEIVED BEFORE THE MEETING IN ORDER TO BE COUNTED. YOU MAY REVOKE YOUR PROXY AT ANY TIME AT OR BEFORE THE MEETING OR VOTE IN
                        PERSON IF YOU ATTEND THE MEETING.

                                 Proxy Statement

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
MEETING INFORMATION............................................................1

PURPOSES OF THE MEETING........................................................1

OVERVIEW OF THE PROPOSALS......................................................2

         BACKGROUND............................................................2

PROPOSALS 1 AND 2:  TO APPROVE A NEW INVESTMENT MANAGEMENT
AGREEMENT WITH DMC AND A NEW SUBADVISORY AGREEMENT WITH DIAL...................3

         INTRODUCTION..........................................................3

         THE PROPOSED NEW AGREEMENTS...........................................4

         APPROVAL OF NEW AGREEMENTS............................................4

         BOARD CONSIDERATIONS..................................................5

         COMPARISON OF THE CURRENT AGREEMENT AND THE NEW AGREEMENTS............7

         INTERIM AGREEMENT....................................................10

ADDITIONAL INFORMATION ABOUT DMC, DIAL AND OTHER SERVICE PROVIDERS............11

         DMC AND DIAL.........................................................11

         ADMINISTRATOR AND THE DISTRIBUTOR....................................15

VOTING INFORMATION............................................................15

         HOW MANY VOTES ARE NECESSARY TO APPROVE THE PROPOSALS?...............15
         HOW DO I ENSURE MY VOTE IS ACCURATELY RECORDED?......................16
         MAY I REVOKE MY PROXY/VOTING INSTRUCTIONS?...........................17
         WHAT OTHER MATTERS WILL BE VOTED UPON AT THE MEETING?................17
         WHO IS ENTITLED TO VOTE?.............................................17
         WHAT OTHER SOLICITATIONS WILL BE MADE?...............................17
         MORE INFORMATION REGARDING THE FUNDS.................................18

PRINCIPAL SHAREHOLDERS........................................................18

SHAREHOLDER PROPOSALS.........................................................18


                                      (i)

                                                                     Preliminary
                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                                       OF
                      DELAWARE VIP EMERGING MARKETS SERIES
                 DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES

                             TWO SEPARATE SERIES OF

                               DELAWARE VIP TRUST

                          TO BE HELD ON AUGUST 31, 2004


MEETING INFORMATION

This Proxy Statement solicits proxies to be voted at a Special Meeting of Shareholders (the "Meeting") of Delaware VIP Emerging Markets Series (the "Emerging Markets Series") and Delaware International Value Equity Series (the "Value Equity Series"), two separate series of Delaware VIP Trust, a Delaware statutory trust (the "Trust"). The Meeting will be held at the principal offices of the Trust, which are located at 2001 Market Street, 2nd Floor Auditorium, Philadelphia, PA 19103. The Board of Trustees of the Trust, on behalf of each of the Emerging Markets Series and the Value Equity Series (together, the "Funds"), is soliciting these proxies.

This Proxy Statement is also being furnished in connection with the solicitation of voting instructions by Allmerica Financial Life Insurance & Annuity Co. ("Allmerica") and Lincoln Life and Annuity Company ("Lincoln Annuity") (collectively, the "Participating Insurance Companies") from owners of certain variable annuity contracts and variable insurance policies (collectively, "variable contracts") having contract values on June 22, 2004 allocated to a sub-account of one of the Participating Insurance Companies' separate accounts invested in shares of one or both of the Funds. For purposes of this Proxy Statement, the terms "you," "your," and "shareholder" refer to the direct shareholders of the Funds and to variable contract owners who invested in the Funds through variable contracts.

This Proxy Statement and forms of Proxy Card and Voting Instructions will first be sent to shareholders and variable contract owners on or about July [6], 2004.

PURPOSES OF THE MEETING

The purpose of the Meeting is to consider the Proposals that are listed in the accompanying Notice.

The Board of Trustees of the Trust urges you to complete, sign and return the Proxy Card(s) and/or Voting Instruction Form(s) included with this Proxy Statement whether or not you intend to be present at the Meeting. It is important that you return the signed Proxy Card(s)/Voting Instruction Form(s) promptly to help assure a quorum for the Meeting.

                            OVERVIEW OF THE PROPOSALS

WHY AM I GETTING THIS PROXY?

Delaware International Advisers Ltd. ("DIAL") is currently the investment manager to each of the Funds. If the Proposals described in this Proxy statement are approved, DIAL will continue to provide day-to-day investment management to the Funds. However, DMH Corp., a parent company of DIAL, has entered into an agreement that, if consummated, will result in a company owned by DIAL's current management and others (the "Purchasers") purchasing DIAL from Delaware Investments (the "DIAL Acquisition"). The Purchasers are paying Delaware Investments $172 million in cash and will provide relief of certain liabilities of approximately $27 million as of April 30, 2004. Under applicable law, the DIAL Acquisition will automatically result in a termination of DIAL's investment management agreement with the Trust, which provides for the provision of investment management services to each of the Funds (the "Current Agreement").

In order for Delaware Investments to continue to provide overall management of the daily business affairs of each Fund, it is being proposed that, after the DIAL Acquisition, Delaware Management Company ("DMC") serve as the investment manager of each Fund pursuant to an Investment Management Agreement with the Trust (the "New Investment Management Agreement") and DIAL continue to provide investment management services to the Funds as subadviser to DMC pursuant to a new subadvisory agreement (the "New Subadvisory Agreement" and together with the New Investment Management Agreement, the "New Agreements").

The purpose of the Meeting is to have shareholders of the Funds vote upon a new investment management agreement and subadvisory agreement that will be needed for the Funds' continuity of operations upon the anticipated completion of the DIAL Acquisition. The DIAL Acquisition is expected to close later this year.

WHAT IS AN "INTERIM AGREEMENT?"

As discussed above, the laws that govern the operation of the Funds provide that the Current Agreement will automatically terminate as a result of the DIAL Acquisition. If the DIAL Acquisition is completed before the Meeting where shareholders of a Fund approve a new investment management agreement for that Fund, the Trust (on behalf of each of the Funds) and DIAL will need an interim agreement (the "Interim Agreement") to ensure that uninterrupted advisory services are provided for the Funds.

The Interim Agreement, if actually entered into, will permit DIAL to continue managing the Funds until a new investment management agreement is approved by the Funds' shareholders. However, applicable law requires that the Interim Agreement terminate no later than 150 days after it becomes effective.

The Interim Agreement is generally identical in form and terms to the Current Agreement, except for certain additional provisions that are permitted or required by applicable law. The term and effective date of the Interim Agreement differ from the Current Agreement. As mentioned, the Interim Agreement can only remain in effect for 150 days. In addition, the Interim Agreement will have an "escrow" provision so that any compensation earned by DIAL under the Interim Agreement would be held in an interest-bearing escrow account with [_____].

In order for such compensation to be released from the escrow account to DIAL for services to a Fund, the law requires that shareholders of that Fund approve an agreement with DIAL before the end of the 150 day period. In this case, shareholder approval of the New Sub-Advisory Agreement (Proposal 2) will cause any fees in the escrow account on behalf of such Funds to be released to DIAL.

If the Interim Agreement is entered into (i.e., because the DIAL Acquisition closes before shareholders of a Fund approve a new investment management agreement) and shareholders of that Fund approve the new Subadvisory Agreement, then DIAL is entitled to receive the compensation held in the escrow account plus any interest earned thereon. If the Interim Agreement is entered into and shareholders of that Fund either do not approve the New Subadvisory Agreement, then DIAL is entitled to receive the lesser of the compensation held in the escrow account or its actual costs of providing advisory services during the period that such fees are being escrowed.

WHAT IS THE BOARD OF TRUSTEES RECOMMENDING?

At the Meeting, the Board of Trustees is recommending that shareholders of the Funds approve (a) the New Investment Management Agreement, whereby Delaware Investments, through DMC, can continue to provide overall management of the daily business affairs of the Funds and (b) the New Subadvisory Agreement whereby DIAL will be able to continue to provide the day-to-day management of the Funds' portfolio investments and any compensation held in escrow pursuant to the Interim Agreement will be released to DIAL.

              THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU
                     VOTE "FOR" EACH OF THE NEW AGREEMENTS.

PROPOSALS 1 AND 2: TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT WITH DMC AND A NEW SUBADVISORY AGREEMENT WITH DIAL

INTRODUCTION

As noted above, a new investment management agreement will be needed for each of the Funds because, as required by law, the Current Agreement will terminate automatically upon the closing of the DIAL Acquisition. In order to maintain the existing services and management for the Funds following the closing of the DIAL Acquisition, management of the Funds recommended to the Board of Trustees at its May 20 and 21, 2004 Board meeting that: (i) DIAL be retained to continue to provide the day-to-day investment management of the Funds' portfolio securities as sub-adviser; and (ii) DMC be retained as the Funds' investment manager to continue to provide the overall management and coordination of the Funds' general operations and administration that has always been provided by Delaware Investments. As described in more detail below, the Board of Trustees has, subject to shareholder approval, approved the New Investment Management Agreement and the New Subadvisory Agreement.

The Current Agreement was approved by the initial shareholder of each Fund and became effective with respect to each Fund on December 15, 1999, and its continuance was most recently approved by the Board of Trustees, including a majority of the trustees who are not "interested persons," as defined by Section 2(a)(19) of the Investment Company Act of 1940 ("1940 Act") ("Independent Trustees"), at the May 20-21, 2004 meeting of the Board of Trustees.

THE PROPOSED NEW AGREEMENTS

On May 20 and 21, 2004, the Board of Trustees of the Trust met to review and consider the DIAL Acquisition and its impact upon the Trust and each of the Funds. As more fully described below, the Board of Trustees reviewed information provided by DMC and the Purchasers. Based upon such information and the recommendations of Fund Management, the Board of Trustees, at its May 20 and 21, 2004 meeting, approved the New Investment Management Agreement between DMC and the Trust, and approved the New Subadvisory Agreement between DMC and DIAL with respect to the Emerging Markets Series and the Value Equity Series, subject to shareholder approval.

The terms and conditions of the New Agreements are substantially the same as the terms and conditions of the Current Agreement, except as otherwise described below under "COMPARISON OF THE CURRENT AGREEMENT AND THE NEW AGREEMENTS".

As noted above and in accordance with Rule 15a-4(b)(2) of the 1940 Act, shareholder approval of the New Subadvisory Agreement is necessary in order for DIAL to receive any investment advisory fees escrowed pursuant to the Interim Agreement and for DIAL to continue to provide investment management services to the Funds.

APPROVAL OF NEW AGREEMENTS

Each New Agreement will become effective as to a Fund on the later of the date the Fund's shareholders approve the New Agreement or the closing of the DIAL Acquisition. If shareholders of a Fund approve the New Investment Management Agreement with DMC with respect to that Fund (Proposal 1) but do not approve the New Subadvisory Agreement with DIAL with respect to the Fund (Proposal 2), DMC will render the investment advisory and other services with respect to that Fund, including directly managing the Fund's assets on a day-to-day basis, or may hire another sub-adviser, subject to any necessary shareholder approvals, to manage the Fund's assets on a day-to-day basis while DMC provides overall management and supervision of the Fund's affairs. If shareholders of a Fund do not approve the New Investment Management Agreement with respect to that Fund, the New Subadvisory Agreement will also not go into effect even if it is approved by shareholders, and the Board of Trustees of the Trust will consider what appropriate action to take with respect to investment management arrangements for that Fund.

BOARD CONSIDERATIONS

In considering approval of the New Agreements and submission of them to shareholders for their approval, the Board of Trustees reviewed information and representations provided by DIAL and DMC and advice from outside counsel as to the adequacy of the materials provided by DIAL and DMC, and focused on: (1) the nature, extent, and quality of the services to be provided by DIAL and DMC; (2) the investment performance of the Funds and comparable funds advised by DIAL and DMC; (3) the costs of the services to be provided and profits to be realized by DIAL, DMC and their affiliates from the relationship with the Funds; and (4) the extent to which economies of scale would be realized as the Funds grow and the extent to which fee levels reflect economies of scale for the benefit of Funds.

In considering the nature, extent and quality of the services to be provided by DIAL and DMC, the Board specifically considered that the New Investment Management Agreement is virtually identical to the Current Agreement and that the New Subadvisory Agreement contains substantially similar provisions to those in the Current Agreement except for the parties to the Agreements and effective dates. With respect to the New Investment Management Agreement, the Board considered the benefits of consistency with respect to the strong corporate management and compliance oversight that Delaware Investments has been providing to all series of the Trust, which is expected to continue to be provided by DMC as the Funds' investment manager in a manner similar to DMC's current role with respect to the various other investment companies within the funds of Delaware Investments including other series within the Trust. With respect to the New Subadvisory Agreement, the Board considered the benefits of providing consistency of portfolio management. The Board reviewed materials provided by DIAL regarding the experience and qualifications of personnel responsible for managing the Funds, and placed weight on DIAL's representation that there are no foreseeable changes with respect to the DIAL personnel responsible for security selection after the closing of the DIAL Acquisition. The Board also considered DIAL's management of the operating expenses of each Fund, such as transaction costs, including how portfolio transactions for each Fund are conducted, how brokers are chosen, and that each Fund has had portfolio turnover less than its peer group. Based upon these considerations, the Board was able to determine that the nature, extent and quality of the services to be provided by DIAL and DMC under the New Agreements are excellent and the New Agreements is in the best interests of shareholders.

In considering the investment performance of the Funds and comparable mutual funds advised by DMC and DIAL, the Board looked at each Fund's performance relative to its peers and benchmark. The Board also considered that the Emerging Markets Series and Value Equity Series each outperformed (1) its peer groups of mutual funds with similar investment objectives for the one year, three year and five year periods ended February 29, 2004 and (2) outperformed its benchmark for the one year period ended December 31, 2003 and for the lifetime of the Fund. The Board also reviewed the investment performance of other funds managed by DMC and DIAL within Delaware Investments. Based upon these considerations, the Board determined that the performance of the Funds has been strong and provided substantial evidence of the high quality of investment management services to be provided under the New Agreements.

In considering the costs of the services to be provided and profits to be realized by DMC, DIAL and their affiliates from the relationship with the Funds, the Board considered fee information for each Fund and the fair market value of the services provided by DIAL and DMC. The Board looked at the advisory fees of each Fund compared to their peer groups and at overall levels of expenses for each of the Funds compared to peer groups. Part of the Board's consideration of advisory fees and overall Fund fees included review of the quality of services performed by DIAL's and DMC's affiliates on behalf of each Fund, including fund accounting, transfer agent, administrative, and shareholder services and the fees charged for those services. The Board placed weight on the fact that each Fund's advisory fee would remain the same under the New Agreements, that DMC had agreed to continue DIAL's waivers currently in effect voluntarily and that the total expense ratio of each Fund is below that of the average of similar mutual funds in its peer group. Based upon these considerations, the Board was able to determine that the fees charged and the services provided under the New Agreements were fair and reasonable.

In considering the extent to which economies of scale would be realized as the Funds grow and the extent to which fee levels reflect economies of scale for the benefit of Funds, the Board considered that the Funds would benefit from advisory fee breakpoints that would be realized in the form of lower advisory fees as each Fund's assets grow. The Board also considered that the breakpoints compared favorably to other similar mutual funds in each Fund's peer group as many of these similar funds do not offer breakpoints at all. Based upon these considerations, and the considerations regarding the fees in general, the Board was able to determine that the fees under the New Agreements are fair and reasonable and in the best interests of shareholders.

In reaching its decision to recommend approval of the New Agreements, the Board did not identify any single factor as being of paramount importance. Based on the information and representations provided by DMC and DIAL and its considerations as described above, the Board of Trustees, including a majority of Independent Trustees, determined (1) that the recommended investment advisory arrangements for these Funds would provide appropriate continuity of services to such Funds and their shareholders and that (2) the New Agreements and the terms thereof, including the compensation to be paid under the New Agreements, are satisfactory in view of the 1940 Act, including the rules and regulations thereunder, are fair and reasonable and are in the best interests of shareholders. Therefore, the Board of Trustees determined that the New Agreements should be submitted to shareholders for approval.

COMPARISON OF THE CURRENT AGREEMENT AND THE NEW AGREEMENTS

         Advisory Services

The management services to be provided by DMC as the investment manager to the Funds under the New Investment Management Agreement will be identical to those management services currently provided by DIAL as the investment manager to each Fund under the Current Agreement. Under the proposed New Subadvisory Agreement, DMC, as manager, will retain DIAL as a sub-adviser and DIAL will continue to manage each Fund's assets on a day-to-day basis, subject to the supervision of DMC. The combined services to be provided to these Funds by DMC and DIAL, as manager and sub-adviser, respectively, under the New Agreements will be identical to those currently provided by DIAL as manager under the Current Agreement.

Under the Current Agreement applicable to the Funds, DIAL is responsible for the day-to-day portfolio management of the Funds and determines from time to time the securities and other investments that are purchased, retained, or sold with respect to each Fund. In addition, DIAL implements such determinations through the placement of orders for the execution of portfolio transactions with or through brokers or dealers as selected by DIAL. DIAL provides the services under the Current Agreement in accordance with each Fund's investment objectives, policies and restrictions, as stated in each Fund's current prospectus. DIAL will have the same contractual obligations and duties under the New Agreements.

Both the Current Agreement and the New Agreements require the manager and sub-adviser to maintain all books and records with respect to the securities transactions of each Fund and to furnish the Board such periodic and special reports as the Board may request. Also, the Current Agreement and the New Investment Management Agreement require the manager, to provide persons satisfactory to the Board to act as officers and employees of the Trust and the Fund.

         Sub-Advisers

The Current Agreement and the New Investment Management Agreement each provide that the manager may from time to time employ or associate itself with such person or persons as the manager believes necessary to the performance of its obligations under the applicable Agreement; provided, however, that the compensation of such person or persons shall be paid by the manager. The manager may terminate the services of any such person and may assume the responsibilities of such person at any time under both the Current Agreement and the New Investment Management Agreement.

         Fees

The rate of investment management fees payable under the New Investment Management Agreement by the Funds would be the same as that paid under the Current Agreement. The annual rate of investment management fees payable to the manager, based on the average daily net assets of such Fund, under both the New Investment Management Agreement and Current Agreement, and the fees earned, fees paid and fees waived during the last fiscal year ended December 31, 2003 are as follows:

---------------------------------------------------------------------------------------------------------
                                 Rate of Investment          Fees Earned         Fees        Fees Waived
                                   Management Fees             by DIAL       Paid to DIAL      by DIAL
---------------------------------------------------------------------------------------------------------
Emerging Markets        1.25% on first $500 million 1.20% on   $145,975        $136,556        $10,419
Series                  next $500 million 1.15% on next
                        $1,500 million 1.10% on assets in
                        excess of $2,500 million
---------------------------------------------------------------------------------------------------------
Value Equity Series     0.85% on first $500 million 0.80% on   $1,231,864      $1,216,445      $15,419
                        next $500 million 0.75% on next
                        $1,500 million 0.70% on assets in
                        excess of $2,500 million
---------------------------------------------------------------------------------------------------------

Had DMC been the manager for the Funds during the prior fiscal year, it would have earned the same fees as DIAL.

DIAL had contractually agreed to waive its fee and pay the expenses of the Emerging Markets Series and Value Equity Series to the extent necessary to ensure that the Funds' annual operating expenses, exclusive of 12b-1 Plan fees, taxes, interest, brokerage commissions and extraordinary expenses, do not exceed 1.50% of average daily net assets of the Emerging Markets Series and 1.00% of average daily net assets of the Value Equity Series. DMC has agreed to continue these contractual waivers on a voluntary basis through [April 30, 2005] under the New Investment Management Agreement.

The annual rate of subadvisory fees payable under the New Subadvisory Agreement is 0.20% of the average daily net assets of each of the Funds. Because DIAL would be paid these fees by DMC out of the fees that DMC would receive under the New Investment Management Agreement from the Trust on behalf of the Funds, the Funds will still pay the same overall fees for investment management services under the New Agreements as they do under the Current Agreement.

         Payment of Expenses

Under the Current Agreement and the New Agreements, the manager or subadviser, as the case may be, pays all the expenses incurred by it in connection with its activities under the relevant agreement, other than the cost of securities (including brokerage commissions, if any) purchased or sold for each Fund.

         Brokerage

The Current Agreement, subject to the primary objective of obtaining the best execution, permits DIAL to place orders for the purchase and sale of portfolio securities and other instruments with such broker-dealers who provide statistical, factual and financial information and services to the Trust, to DIAL, to any sub-adviser or to any other fund for which DIAL or any sub-adviser provides investment advisory services and/or with broker-dealers who sell shares of the Trust or who sell shares of any other investment company (or series thereof) for which DIAL or any sub-adviser provides investment advisory services. Broker-dealers who sell shares of any investment companies or series thereof for which DIAL or any sub-adviser provides investment advisory services are permitted to only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the rules of the U.S. Securities and Exchange Commission ("SEC") and NASD Regulation, Inc. Subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Trust, under the Current Agreement, DIAL may cause a Fund to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where DIAL has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or DIAL's overall responsibilities with respect to the Trust and to other investment companies (or series thereof) and other advisory accounts for which DIAL or any sub-adviser exercises investment discretion.

The New Investment Management Agreement contains the same provision. The New Subadvisory Agreement contains a substantially similar provision in that DIAL, as the subadviser, would be permitted, subject to the primary objective of receiving best execution, to place orders with broker-dealers taking similar factors into account. However, the provision permitting the subadviser to consider the sale of Trust or other investment company shares when placing purchases and sales of portfolio securities has been eliminated from the New Subadvisory Agreement.

         Limitation of Liability

The Current Agreement provides that the manager shall not be liable to the Trust or any shareholder for any action or omission in the course of, or connected with, rendering services or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise, in the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of its duties as manager to the Trust. The New Investment Management Agreement contains an identical provision. The New Subadvisory Agreement also contains this same provision except that the provision limits DIAL's liability not only to the Trust and any shareholder but also to DMC.

The New Subadvisory Agreement provides that DIAL and DMC shall indemnify each other and their respective affiliates to the fullest extent permitted by law against any and all loss, damage, judgments, fines, amount paid in settlement and reasonable expenses, including attorney's fees incurred by such party and its affiliates arising from or in connection with the New Subadvisory Agreement so long as such losses arise out of the other party's willful misfeasance, bad faith, gross negligence, or reckless disregard in performing its responsibilities under the New Subadvisory Agreement. The Current Agreement and New Investment Management Agreement do not have similar provisions.

         Continuance

If shareholders of a Fund approve the New Agreements with respect to that Fund, each New Agreement will continue until two years from the date of its execution, unless earlier terminated. The New Agreements may be continued with respect to such Fund from year to year thereafter by a majority vote of the Board of the Trust or by a vote of a majority of all votes attributable to the outstanding shares of that Fund, provided that in either case the terms and the renewal have been approved by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

In connection with the DIAL Acquisition, DMC and DIAL have agreed, subject to their respective fiduciary obligations and oversight of the Board of Trustees, to maintain their relationship for the foreseeable future and for at least 18 months following the DIAL Acquisition.

         Termination

The Current Agreement provides that it may be terminated with respect to a Fund at any time on 60 days' written notice to the other party, without the payment of any penalty, by the Trust (by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund) or by DIAL. The Current Agreement also provides that it would immediately terminate in the event of its assignment.

The New Investment Management Agreement contains identical termination provisions. The New Subadvisory Agreement may be terminated with respect to a Fund by DMC at any time, without the payment of a penalty, on 90 days' written notice to DIAL; by the Trust at any time, on 60 days written notice to DIAL; and by DIAL on 90 days' written notice to DIAL and the Trust.

INTERIM AGREEMENT

As mentioned above, in the event that the DIAL Acquisition is closed prior to shareholders of the Funds approving a new investment management agreement, to assure that each Fund continues to be managed after the DIAL Acquisition and the termination of the Current Agreement as a result thereof, the Board of Trustees (including a majority of the Independent Trustees) approved the Interim Agreement with respect to each Fund pursuant to Rule 15a-4 under the 1940 Act at its in-person meeting held on May 20-21, 2004.

If needed, the Interim Agreement would become effective for a Fund upon the closing of the DIAL Acquisition (the "Interim Effective Date"), and would terminate the earlier of 150 days from the Interim Effective Date or upon shareholder approval of a new investment management agreement for that Fund. The Interim Agreement also provides that the Board of Trustees, or a majority of the "outstanding voting securities" of a Fund, as that term is defined in the 1940 Act, may terminate the Interim Agreement as to that Fund on 10 calendar days' written notice to DIAL. The Interim Agreement also terminates immediately in the event of its "assignment," as that term is defined in the 1940 Act.

Pursuant to the terms of the Interim Agreement, the maximum amount of investment management fees payable by a Fund to DIAL during this interim period would be identical to that which would have been payable to DIAL under the Current Agreement.

In accordance with the provisions of Rule 15a-4 of the 1940 Act, the compensation to be paid to DIAL under the Interim Agreement would be held in an interest-bearing escrow account. The costs, if any, of maintaining such escrow account would be borne by DMC and DIAL. The Interim Agreement also provides that, if the shareholders of a Fund approve a new agreement with DIAL no later than 150 days from the Interim Effective Date, DIAL would be entitled to the compensation held in the escrow account (including interest earned). If the New Sub-Advisory Agreement is not approved by the shareholders of one of these Funds, the Interim Agreement provides that DIAL will cease providing investment services to the Funds and will be entitled to be paid, out of the escrow account, the lesser of (1) the total amount held in the escrow account (plus interest earned on that amount) or (2) any costs incurred by DIAL in performing its duties under the Interim Agreement prior to its termination (plus interest earned on the amount while in the escrow account) with respect to such Fund. Such amount would be released to DIAL, as appropriate, from the escrow account. Any excess monies with respect to a Fund held in the escrow account will be returned to that Fund.

                   ADDITIONAL INFORMATION ABOUT DMC, DIAL AND
                             OTHER SERVICE PROVIDERS

DMC AND DIAL

DMC is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and, together with its predecessors, has been managing funds within the Delaware Investments family since 1938. DMC is located at 2005 Market Street, Philadelphia, Pennsylvania 19103-7094.

DIAL is a United Kingdom affiliate of DMC, is an investment adviser registered in the United States under the Advisers Act and is regulated by the Financial Services Authority in the United Kingdom. Since 1990, DIAL has managed the overseas assets of the funds within the Delaware Investments family. DIAL is located at Third Floor, 80 Cheapside, London, England EC2V 6EE.

As of May 31, 2004, DMC was managing approximately $25 billion in assets in various open-end and closed-end investment company accounts. DIAL was managing approximately $19.5 billion in institutional or separately managed accounts and approximately $4.5 billion in mutual fund accounts as of the same date. Other affiliates of DMC and DIAL were managing additional institutional and separate account assets in the amount of $[ ] billion as of that date.

Both DMC and DIAL are indirect, wholly-owned subsidiaries of Lincoln National Corporation, also known as Lincoln Financial Group. Lincoln National Corporation, with headquarters currently in Philadelphia, Pennsylvania, is a diversified organization involved in many aspects of the financial services industry, including insurance and investment management. Delaware International Holdings Ltd., located at [ ], is the minority shareholder of DIAL. DIAL Holding Company, located at [address], is the majority shareholder of DIAL.

After the closing of the DIAL Acquisition, DIAL will continue to be owned by Delaware International Holdings Ltd. and DIAL Holding Company. DIAL Holding Company will, after the closing of the DIAL Acquisition, be an indirect, wholly-owned subsidiary of an entity majority-owned and controlled by senior management of DIAL with a substantial minority investment by Hellman & Friedman, LLC.

DIAL and DMC also provide sub-advisory or investment management services to other mutual funds that have investment objectives that are similar to those of the Funds. The following is a list of these similar funds that are sub-advised by DIAL (and not managed by DMC) and of these similar funds that are advised by DMC and sub-advised by another party along with the assets of the fund and the investment advisory fees that each fund pays as of May 31, 2004:

SUB-ADVISED BY DIAL

--------------------------------------------------------------------------------------------------------------------------
 TRUST NAME -             ASSETS UNDER DIAL'S             EFFECTIVE
  FUND NAME              MANAGEMENT/ FUND SIZE         SUBADVISORY FEE           TYPE OF FUND              FEE WAIVER
--------------------------------------------------------------------------------------------------------------------------
AB Funds Trust              $183,000,000/                  0.37%            International Equity      Investment Manager
-International              $185,000,000                                                              agreed to waive fees
Equity Fund                                                                                           through 4/30/05
--------------------------------------------------------------------------------------------------------------------------
BBH Fund, Inc. -            $110,000,000/                  0.41%            International Equity      None
BBH International           $115,000,000
Equity Fund
--------------------------------------------------------------------------------------------------------------------------
Frank Russell               $131,000,000/                  0.29%            International Equity      None
Investment                  $132,000,000
Company -
International Fund
--------------------------------------------------------------------------------------------------------------------------
Frank Russell               $167,000,000/                  0.29%            International Equity      None
Investment                   169,000,000
Company -
International
Securities Fund
--------------------------------------------------------------------------------------------------------------------------
Fremont Mutual        $14,000,000/ $14,000,000             0.50%            International  Equity     None
Fund, Inc. -
Fremont Global
Fund
--------------------------------------------------------------------------------------------------------------------------
Optimum Fund                 $23,000,000/               [________]          International Equity      None
Trust -Optimum                [________]
International Fund
--------------------------------------------------------------------------------------------------------------------------
TIFF Investment       $47,000,000/ $48,000,000             0.53%            International Equity      None
Program Inc. -
TIFF
International
Equity Fund
--------------------------------------------------------------------------------------------------------------------------
UBS PACE Select             $167,000,000/                  0.35%            International Equity      None
Advisors Trust -            $169,000,000
UBS PACE
International
Equity Investments
--------------------------------------------------------------------------------------------------------------------------

ADVISED BY DMC

----------------------------------------------------------------------------------------------------------------------------------
                         FUND SIZE/ASSETS            INVESTMENT
TRUST NAME -               UNDER DMC'S             MANAGEMENT FEE                                                  TRUST NAME -
 FUND NAME                 MANAGEMENT                   RATE                 TYPE OF FUND         FEE WAIVER        FUND NAME
----------------------------------------------------------------------------------------------------------------------------------
Lincoln Variable          $395,000,000/          0.90% of 1% of the         International           None        Lincoln Variable
Insurance                                        first $200 million         Equity                              Insurance
Products Trust  -                                0.75% of 1% of the                                             Products Trust -
Lincoln VIP                                      next $200 million                                              Lincoln VIP
International                                    0.60% of 1% in                                                 International
Fund                                             excess over  $400                                              Fund
                                                 million
----------------------------------------------------------------------------------------------------------------------------------
Optimum Fund               $15,000,000/          0.875% of assets           International           None        Optimum Fund
Trust -Optimum                                   up to $50 million          Equity/International                Trust -Optimum
International Fund                               0.800% of assets           Bond                                International Fund
                                                 from $50 to $100
                                                 million 0.780% of
                                                 assets from $100 to
                                                 $300 million 0.765%
                                                 of assets from $300
                                                 to $400 million 0.730%
                                                 of assets over $400
                                                 million
----------------------------------------------------------------------------------------------------------------------------------


DMC is a series of Delaware Management Business Trust. The Trustees who operate the business and their principal occupations (that are positions with DMC) are as follows: Jude T. Driscoll is the President and Chief Executive Officer of DMC; Lisa O. Brinkley, Senior Vice President and Compliance Officer of DMC; Gerald S. Frey, Managing Director and Chief Investment Officer-Growth Investing; James L. Shields, Senior Vice President and Chief Investment Officer; See Y. Quek, Executive Vice President, Managing Director-Fixed Income; Patrick P. Coyne, Executive Vice President, Managing Director, Chief Investment Officer-Fixed Income; Joanne O. Hutcheson, Executive Vice President, Chief Operating Officer; Joseph H. Hastings, Executive Vice President, Interim Chief Financial Officer, Treasurer, Controller; Richelle S. Maestro, Executive Vice President, General Counsel and Secretary; and John B. Fields, Senior Vice President/Trustee. The address of each of the officers and/or Directors of DMC is 2005 Market Street, Philadelphia, Pennsylvania 19103-7094.

Currently and until the closing of the DIAL Acquisition, Jude T. Driscoll is Chairman and Director of DIAL. Clive A. Gillmore is Deputy Managing Director of DIAL. In addition to Mr. Driscoll and Mr. Gillmore, the directors and their principal occupations with DIAL are as follows: John C. Campbell, Director; George E. Deming, Director; Elizabeth A. Desmond, Regional Research Director/Director/Senior Portfolio Manager; John Emberson, Director/Chief Operating Officer/Secretary; John Kirk, Director/Senior Portfolio Manager; Graham R. Kitson, Vice Chairman/Director; Nigel G. May, Regional Research Director/Director/Senior Portfolio Manager; Christopher A. Moth, Director/Chief Investment Officer Fixed Income/Senior Portfolio Manager; Hamish O. Parker, Director/Senior Portfolio Manager; and David G. Tilles, Managing director/Chief Investment Officer. The address of each of the officers and/or Directors of DIAL, other than Messrs. Driscoll and Gillmore, is 80 Cheapside, London, England EC2V 6EE.

After the closing of the DIAL Acquisition, David G. Tilles will be the Managing Director and Chief Executive Officer of DIAL. Clive A. Gillmore will be the Deputy Managing Director of DIAL. In addition to Mr. Tilles and Mr. Gillmore, the directors and their principal occupations with DIAL will be as follows: G. Roger H. Kitson, Director; Hamish O. Parker, Director; Elizabeth, A. Desmond, Regional Research Director; John Emberson, Director/Chief Operating Officer; John Kirk, Director/Global Fixed Income and Currency; Nigel G. May, Regional Research Director; and Christopher A. Moth, Director/Chief Investment Officer Global Fixed Income & Currency. The address of each of the officers and/or Directors of DIAL is 80 Cheapside, London, England EC2V 6EE.

ADMINISTRATOR AND THE DISTRIBUTOR

The Funds each receive administrative services from DIAL, the investment manager, and from Delaware Service Company, Inc., which acts as Shareholder Servicing, Dividend Disbursing, Accounting Services and Transfer Agent. Delaware Service Company, Inc. is located at 2005 Market Street, Philadelphia, PA 19103-7094. If shareholders approve Proposal 1, it is anticipated that DMC will provide to the Funds those administrative services currently provided by DIAL. The DIAL Acquisition will not affect the services provided by Delaware Service Company, Inc.

The Funds' distributor is Delaware Distributors, L.P., 2005 Market Street, Philadelphia, PA 19103-7094.

                               VOTING INFORMATION

HOW MANY VOTES ARE NECESSARY TO APPROVE THE PROPOSALS?

Provided that there is 33?% of the shares present in person or represented by proxy and entitled to vote at the Meeting (i.e., a quorum is present), the approval of each Proposal on behalf of a Fund requires the affirmative vote of the lesser of: (i) a majority of the outstanding shares of the Fund, or (ii) 67% or more of the shares represented at the Meeting at which the holders of more than 50% of the outstanding shares of that Fund are represented in person or by proxy. Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share, of a Fund held on the Record Date. If sufficient votes to approve a Proposal are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of proxies. The holders of a majority of shares of a Fund entitled to vote at the Meeting and present in person or by proxy (whether or not sufficient to constitute a quorum) may adjourn the Meeting. The Meeting may also be adjourned by the chairperson of the Meeting. Any adjournment may be with respect to one or both Proposals with respect to a Fund, but both not necessarily both Proposals with respect to both Funds.

Abstentions will be included for purposes of determining whether a quorum is present at the Meeting, but will be treated as votes against a Proposal for purposes of determining whether the matters to be voted upon at the Meeting have been approved.

The rules of the SEC require that the Funds disclose in this Proxy Statement the effect of "broker non-votes." Broker non-votes are proxies from brokers or nominees indicating that such persons have not received voting instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power. As described further below, each Participating Insurance Company, as the shareholder of record of the Funds' shares, is required to vote shares attributable to variable contracts as to which no voting instructions are received in proportion (for, against or abstain) to those for which timely instructions are received by the Participating Insurance Company. Broker non-votes (if any), therefore, will be so voted by the Participating Insurance Companies just as any other shares for which the Participating Insurance Companies do not receive voting instructions.

HOW DO I ENSURE MY VOTE IS ACCURATELY RECORDED?

You may attend the Meeting and vote in person. You may also vote by completing and signing the attached proxy card or voting instruction form and mailing it in the enclosed postage paid envelope or you may vote on the internet according to the instructions on the proxy card or voting instruction form. A proxy card is, in essence, a ballot. If you simply sign and date the proxy card or voting instruction form but give no voting instructions, your shares will be voted in favor of the Proposals and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.

Variable contract owners should complete the enclosed voting instruction form and mail it in the enclosed postage paid envelope. If a duly executed and dated voting instruction form is received that does not specify a choice, the Participating Insurance Company will consider its timely receipt as an instruction to vote "FOR" the Proposals. If you do not return a voting instruction form, your Participating Insurance Company will vote, if required, your shares in proportion to those for which timely instructions are received.

MAY I REVOKE MY PROXY/VOTING INSTRUCTIONS?

Shareholders may revoke their proxy at any time before it is voted by sending a written notice to the Trust expressly revoking their proxy, by signing and forwarding to the Trust a later-dated proxy, or by attending the Meeting and voting in person. Variable contract owners may revoke previously submitted voting instructions by sending a written notice to their Participating Insurance Company expressly revoking their instructions, by signing and forwarding to their Participating Insurance Company later-dated voting instructions, or otherwise giving notice of revocation at the Meeting.

WHAT OTHER MATTERS WILL BE VOTED UPON AT THE MEETING?

The Board of Trustees of the Trust does not intend to bring any matters before the Meeting other than those described in this Proxy Statement. The Board is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.

WHO IS ENTITLED TO VOTE?

Only shareholders of record of the Funds at the close of business on June 22, 2004 (the "Record Date") will be entitled to vote at the Meeting. Variable contract owners of record at the close of business on the Record Date have the right to instruct their Participating Insurance Company as to the manner in which the Fund shares attributable to their variable contract should be voted. As of the Record Date, there were: __________ outstanding shares of the Emerging Markets Series, of which ___________ are represented by Standard Class shares and ________ are represented by Service Class shares; __________ outstanding shares of the Value Equity Series, of which ___________ are represented by Standard Class shares and ________ are represented by Service Class shares; and __________ outstanding shares of the Global Bond Series, of which ___________ are represented by Standard Class shares and ________ are represented by Service Class shares.

WHAT OTHER SOLICITATIONS WILL BE MADE?

The Funds and the Participating Insurance Companies will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of record. The Funds may reimburse broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to solicitations by mail, officers and employees of the Trust or the Participating Insurance Companies, without extra pay, may conduct additional solicitations by telephone, telegraph and personal interviews. It is not currently anticipated that the Trust will engage a proxy solicitation firm to solicit proxies or voting instructions.

MORE INFORMATION REGARDING THE FUNDS

Each Fund's most recent Annual Report and Semi-Annual Report to Shareholders were previously mailed to shareholders. Copies of these reports are available upon request, without charge, by writing or calling the Funds at the address and telephone number shown on the top of the Notice of Special Meeting of Shareholders.

                             PRINCIPAL SHAREHOLDERS

On the Record Date, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding voting shares of any Fund.

To the best knowledge of the Trust, as of the Record Date, no person, except as set forth below, owned beneficially or of record more than 5% of the outstanding shares of any class of any Fund:

------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF SHARES        PERCENTAGE OF
    FUND AND CLASS         NAME AND ADDRESS OF SHAREHOLDER       BENEFICIALLY OWNED      FUND/CLASS OWNED
    --------------         -------------------------------       ------------------      ----------------
------------------------------------------------------------------------------------------------------------
Emerging Markets
Series
------------------------------------------------------------------------------------------------------------
   Standard Class
------------------------------------------------------------------------------------------------------------
   Service Class
------------------------------------------------------------------------------------------------------------
Value Equity Series
------------------------------------------------------------------------------------------------------------
   Standard Class
------------------------------------------------------------------------------------------------------------
   Service Class
------------------------------------------------------------------------------------------------------------

                              SHAREHOLDER PROPOSALS

Because the Trust and the Funds do not hold regular shareholder meetings, there currently is no specific date by which shareholder proposals intended to be presented at future Meetings of Shareholders must be received by the Trust. However, a proposal that is received by the Trust at its principal executive offices a reasonable time before the Trust begins to print and mail its proxy materials for such a meeting will be considered for inclusion in the Trust's Proxy Statement and form or forms of proxy card relating to such meeting. Proposals received thereafter will be considered untimely and will not be considered for inclusion in these proxy materials.

                                                                       EXHIBIT A

                         INVESTMENT MANAGEMENT AGREEMENT

         AGREEMENT, made by and between DELAWARE GROUP PREMIUM FUND, a Delaware business trust (the "Trust"), on behalf of each series of shares of beneficial interest of the Trust that is listed on Exhibit A to this Agreement, as that Exhibit may be amended from time to time (each such series of shares is hereinafter referred to as a "Series" and, together with other series of shares listed on such Exhibit, the "Series"), and DELAWARE MANAGEMENT COMPANY, A SERIES OF DELAWARE MANAGEMENT BUSINESS TRUST, A DELAWARE BUSINESS TRUST (the "Investment Manager").

                                   WITNESSETH:

         WHEREAS, the Trust has been organized and operates as an investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, each Series engages in the business of investing and reinvesting its assets in securities; and

         WHEREAS, the Investment Manager is registered under the Investment Advisers Act of 1940 as an investment adviser and engages in the business of providing investment management services; and

         WHEREAS, the Trust, on behalf of each Series, and the Investment Manager desire to enter into this Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

         The Trust hereby employs the Investment Manager to manage the investment and reinvestment of each Series' assets and to administer its affairs, subject to the direction of the Trust's Board of Trustees and officers for the period and on the terms hereinafter set forth. The Investment Manager hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided. The Investment Manager shall for all purposes herein be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Trust in any way, or in any way be deemed an agent of the Trust. The Investment Manager shall regularly make decisions as to what securities and other instruments to purchase and sell on behalf of each Series and shall effect the purchase and sale of such investments in furtherance of each Series' objectives and policies and shall furnish the Board of Trustees of the Trust with such information and reports regarding each Series' investments as the Investment Manager deems appropriate or as the Trustees of the Trust may reasonably request.

         The Trust shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of shares, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders' meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes; and federal and state registration fees. Trustees, officers and employees of the Investment Manager may be directors, trustees, officers and employees of any of the investment companies within the Delaware Investments family (including the Trust). Trustees, officers and employees of the Investment Manager who are directors, trustees, officers and/or employees of these investment companies, shall not receive any compensation from such companies for acting in such dual capacity.

         In the conduct of the respective businesses of the parties hereto and in the performance of this Agreement, the Trust and Investment Manager may share facilities common to each, which may include legal and accounting personnel, with appropriate proration of expenses between them.

         (a) Subject to the primary objective of obtaining the best execution, the Investment Manager may place orders for the purchase and sale of portfolio securities and other instruments with such broker/dealers selected who provide statistical, factual and financial information and services to the Trust, to the Investment Manager, to any sub-adviser (as defined in Paragraph 5 hereof, a "Sub-Adviser") or to any other fund for which the Investment Manager or any Sub-Adviser provides investment advisory services and/or with broker/dealers who sell shares of the Trust or who sell shares of any other investment company (or series thereof) for which the Investment Manager or any Sub-Adviser provides investment advisory services. Broker/dealers who sell shares of any investment companies or series thereof for which the Investment Manager or Sub-Adviser provides investment advisory services shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange Commission and NASD Regulation, Inc.

         (b) Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Trust, the Investment Manager may cause a Series to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Investment Manager has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Investment Manager's overall responsibilities with respect to the Trust and to other investment companies (or series thereof) and other advisory accounts for which the Investment Manager or any Sub-Adviser exercises investment discretion.

         As compensation for the services to be rendered to a particular Series by the Investment Manager under the provisions of this Agreement, the Trust shall pay monthly to the Investment Manager exclusively from that Series' assets, a fee based on the average daily net assets of that Series during the month. Such fee shall be calculated in accordance with the fee schedule applicable to that Series as set forth in Exhibit A hereto.

          If this Agreement is terminated prior to the end of any calendar month with respect to a particular Series, the management fee for such Series shall be prorated for the portion of any month in which this Agreement is in effect with respect to such Series according to the proportion which the number of calendar days during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within 10 calendar days after the date of termination.

          The Investment Manager may, at its expense, select and contract with one or more investment advisers registered under the Investment Advisers Act of 1940 ("Sub-Advisers") to perform some or all of the services for a Series for which it is responsible under this Agreement. The Investment Manager will compensate any Sub-Adviser for its services to the Series. The Investment Manager may terminate the services of any Sub-Adviser at any time in its sole discretion, and shall at such time assume the responsibilities of such Sub-Adviser unless and until a successor Sub-Adviser is selected and the requisite approval of the Series' shareholders is obtained. The Investment Manager will continue to have responsibility for all advisory services furnished by any Sub-Adviser.

          The services to be rendered by the Investment Manager to the Trust under the provisions of this Agreement are not to be deemed to be exclusive, and the Investment Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

          The Investment Manager, its trustees, officers, employees, agents and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Trust or to any other investment company, corporation, association, firm or individual.

          It is understood and agreed that so long as the Investment Manager and/or its advisory affiliates shall continue to serve as the Trust's investment adviser, other investment companies as may be sponsored or advised by the Investment Manager or its affiliates shall have the right permanently to adopt and to use the words "Delaware," "Delaware Investments" or "Delaware Group" in their names and in the names of any series or class of shares of such funds.

          In the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of its duties as the Investment Manager to the Trust, the Investment Manager shall not be subject to liability to the Trust or to any shareholder of the Trust for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

          This Agreement shall be executed and become effective as of the date written below, and shall become effective with respect to a particular Series as of the effective date set forth in Exhibit A for that Series, if approved by the vote of a majority of the outstanding voting securities of that Series. It shall continue in effect for an initial period of two years for each Series and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by the vote of a majority of the outstanding voting securities of that Series and only if the terms and the renewal hereof have been approved by the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated as to any Series by the Trust at any time, without the payment of a penalty, on sixty days' written notice to the Investment Manager of the Trust's intention to do so, pursuant to action by the Board of Trustees of the Trust or pursuant to the vote of a majority of the outstanding voting securities of the affected Series. The Investment Manager may terminate this Agreement at any time, without the payment of a penalty, on sixty days' written notice to the Trust of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Trust to pay to the Investment Manager the fee provided in Paragraph 4 hereof, prorated to the date of termination. This Agreement shall automatically terminate in the event of its assignment.

          This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.

          For the purposes of this Agreement, the terms "vote of a majority of the outstanding voting securities"; "interested person"; and "assignment" shall have the meaning defined in the 1940 Act.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers and duly attested as of the 15th day of December, 1999.

DELAWARE MANAGEMENT COMPANY,                                DELAWARE VIP TRUST
a series of Delaware Management
Business Trust
By:  /s/ David K. Downes                                    By:  /s/ David K. Downes
     -------------------                                         -------------------
Name:  David K. Downes                                      Name:  David K. Downes

Title:  President                                           Title: President/Chief Executive Officer/Chief
                                                                   Financial Officer

Attest:  /s/ Brian L. Murray, Jr.                           Attest:  s/ Brian L. Murray, Jr.
         -----------------------                                     ----------------------

Name:  Brian L. Murray, Jr.                                 Name:  Brian L. Murray, Jr.
       --------------------                                        --------------------

Title:  Vice President/Assistant General                    Title:  Vice President/Assistant General
        Counsel/Assistant Secretary                                 Counsel/Assistant Secretary

                               AMENDMENT NO. 3 TO

                                    EXHIBIT A

                     OF THE INVESTMENT MANAGEMENT AGREEMENT

         THIS EXHIBIT to the Investment Management Agreement dated December 15, 1999 (the "Agreement") between DELAWARE VIP TRUST and DELAWARE MANAGEMENT COMPANY, a series of Delaware Management Business Trust (the "Investment Manager"), amended as of the ___ day of ___, 2004 to add Delaware VIP Emerging Markets Series, Delaware VIP Global Bond Series and Delaware VIP International Value Equity Series lists the Series for which the Investment Manager provides investment management services pursuant to this Agreement, along with the management fee rate schedule for each Series and the date on which the Agreement became effective for each Series.

                                                                         Management Fee Schedule
                                                                            (as a percentage of
Series                                Effective Date                    average daily net assets)
Delaware VIP Balanced                 December 15, 1999        0.65% on first $500 million
Series                                                         0.60% on next $500 million
                                                               0.55% on next $500 million
                                                               0.50% on assets in excess of $2,500 million
Delaware VIP Capital Reserves         December 15, 1999        0.50% on first $500 million
Series                                                         0.475% on next $500 million
                                                               0.45% on next $500 million
                                                               0.425% on assets in excess of $2,500 million
Delaware VIP Cash Reserve             December 15, 1999        0.45% on first $500 million
Series                                                         0.40% on next $500 million
                                                               0.35% on next $500 million
                                                               0.30% on assets in excess of $2,500 million
Delaware VIP Diversified Income       May __, 2003             0.65% on first $500 million
Series                                                         0.60% on next $500 million
                                                               0.55% on next $500 million
                                                               0.50% on assets in excess of $2,500 million
Delaware VIP Emerging Markets Series  __________, 2004         1.25% on first $500 million
                                                               1.20% on next $500 million
                                                               1.15% on next $1,500 million
                                                               1.10% on assets in excess of $2,500 million
Delaware VIP Global Bond Series       __________, 2004         0.75% on first $500 million
                                                               0.70% on next $500 million
                                                               0.65% on next $1,500 million
                                                               0.60% on assets in excess of $2,500 million
Delaware VIP Growth and Income        December 15, 1999        0.65% on first $500 million
Series                                                         0.60% on next $500 million
                                                               0.55% on next $500 million
                                                               0.50% on assets in excess of $2,500 million
Delaware VIP Growth Opportunities     December 15, 1999        0.75% on first $500 million
Series                                                         0.70% on next $500 million
                                                               0.65% on next $500 million
                                                               0.60% on assets in excess of $2,500 million
Delaware VIP High Yield               December 15, 1999        0.65% on first $500 million
Series                                                         0.60% on next $500 million
                                                               0.55% on next $500 million
                                                               0.50% on assets in excess of $2,500 million

Delaware VIP International Value      __________, 2004         0.85% on first $500 million
Equity Series                                                  0.80% on next $500 million
                                                               0.75% on next $1,500 million
                                                               0.70% on assets in excess of $2,500 million
Delaware VIP REIT                     December 15, 1999        0.75% on first $500 million
Series                                                         0.70% on next $500 million
                                                               0.65% on next $500 million
                                                               0.60% on assets in excess of $2,500 million
Delaware VIP Select Growth            December 15, 1999        0.75% on first $500 million
Series                                                         0.70% on next $500 million
                                                               0.65% on next $500 million
                                                               0.60% on assets in excess of $2,500 million
Delaware VIP Small Cap Value          December 15, 1999        0.75% on first $500 million
Series                                                         0.70% on next $500 million
                                                               0.65% on next $500 million
                                                               0.60% on assets in excess of $2,500 million
Delaware VIP Social Awareness         December 15, 1999        0.75% on first $500 million
Series                                                         0.70% on next $500 million
                                                               0.65% on next $500 million
                                                               0.60% on assets in excess of $2,500 million
Delaware VIP Trend                    December 15, 1999        0.75% on first $500 million
Series                                                         0.70% on next $500 million
                                                               0.65% on next $500 million
                                                               0.60% on assets in excess of $2,500 million
Delaware VIP U.S. Growth              December 15, 1999        0.65% on first $500 million
Series                                                         0.60% on next $500 million
                                                               0.55% on next $500 million
                                                               0.50% on assets in excess of $2,500 million


DELAWARE MANAGEMENT                    DELAWARE VIP TRUST
COMPANY, A SERIES OF DELAWARE
MANAGEMENT BUSINESS TRUST


By:________________________________    By:____________________________________
Name:                                  Name:
Title:                                 Title:


Attest:____________________________    Attest:________________________________
Name:                                  Name:
Title:                                 Title:

                                                                       EXHIBIT B

                             SUB-ADVISORY AGREEMENT

         AGREEMENT made by and between DELAWARE MANAGEMENT COMPANY, A SERIES OF DELAWARE MANAGEMENT BUSINESS TRUST (the "Investment Manager") and DELAWARE INTERNATIONAL ADVISERS LIMITED (the "Sub-Adviser").

                                   WITNESSETH:

         WHEREAS, [TRUST] (the "Trust") is an investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and is organized as a statutory trust under the laws of the State of Delaware; and

         WHEREAS, [FUND] (the "Fund") is a series of the Trust; and

         WHEREAS, the Investment Manager and the Trust, on behalf of the Fund, have entered into an agreement (the "Investment Management Agreement") whereby the Investment Manager will provide investment advisory services to the Trust with respect to the Fund; and

         WHEREAS, the Investment Manager has the authority under the Investment Management Agreement to retain one or more sub-advisers to assist the Investment Manager in providing investment advisory services to the Trust with respect to the Fund; and

         WHEREAS, the Investment Manager and the Sub-Adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and engage in the business of providing investment advisory services; and

         WHEREAS, the Board of Trustees (the "Board" or the "Trustees") of the Trust and the Investment Manager desire that the Investment Manager retain the Sub-Adviser to render investment advisory and other services with respect to that portion of the Fund as the Investment Manager shall from time to time allocate to the Sub-Adviser (the "Managed Portion") in the manner, for the period, and on the terms hereinafter set forth;

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

         1. (a) The Sub-Adviser will supervise and direct the investments of the assets of the Managed Portion of the Fund in accordance with the Fund's investment objectives, policies, and restrictions as provided in the Fund's Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the "PROSPECTUS"), and such other limitations as the Fund may impose by notice in writing to the Sub-Adviser, subject always to the supervision and control of the Investment Manager and the Board.

            (b) As part of the services it will provide hereunder, the Sub-Adviser is authorized, in its discretion and without prior consultation with the Fund or the Investment Manager to:

                (i) obtain and evaluate information relating to investment recommendations, asset allocation advice, industries, businesses, securities markets, research, economic analysis, and other investment services with respect to the securities that are included in the Managed Portion or that are under consideration for inclusion in the Managed Portion and invest the Managed Portion in accordance with the Investment Manager's and the Board's written direction as more fully set forth herein and as otherwise directed;

                (ii) regularly make decisions as to what securities to purchase and sell on behalf of the Fund with respect to the Managed Portion, effect the purchase and sale of such investments in furtherance of the Fund's objectives and policies, and furnish the Board with such information and reports regarding the Sub-Adviser's activities in the performance of its duties and obligations under this Agreement as the Investment Manager deems appropriate or as the Board may reasonably request, including such reports, information, and certifications as the officers of the Trust may reasonably require in order to comply with applicable international, federal and state laws and regulations;

                (iii) provide any and all material composite or other performance information, records and supporting documentation about accounts or funds the Sub-Adviser manages, if appropriate, that are relevant to the Managed Portion and that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing the Managed Portion that may be reasonably necessary, under applicable laws, to allow the Fund or its agent to present information concerning the Sub-Adviser's prior performance in the Fund's currently effective Prospectus, as the same may be hereafter modified, amended, and/or supplemented from time to time, and in any permissible reports and materials prepared by the Fund or its agent;

                (iv) provide information as reasonably requested by the Investment Manager or the Board to assist them or their agents in the determination of the fair value of certain portfolio securities held in the Managed Portion when market quotations are not readily available for the purpose of calculating the Fund's net asset value in accordance with procedures and methods established by the Board;

                (v) vote proxies, exercise conversion or subscription rights, and respond to tender offers and other consent solicitations ("Corporate Actions") with respect to the issuers of securities held in the Managed Portion, provided materials relating to such Corporate Actions have been timely received by the Sub-Adviser, and to submit reports regarding such Corporate Actions, including a copy of any policies regarding such Corporate Actions, in a form reasonably satisfactory to the Investment Manager and the Fund in order to comply with any applicable federal or state reporting requirements;

                (vi) provide performance and other information as reasonably requested by the Investment Manager or the Board to assist them or their agent in conducting ongoing due diligence and performance monitoring; and

                (vii) maintain all accounts, books, and records with respect to the Managed Portion as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and the Advisers Act and the rules thereunder and preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any accounts, books and records that it maintains for the Fund and that are required to be maintained by Rule 31a-1 under the 1940 Act. The Sub-Adviser shall furnish to the Investment Manager copies of all such accounts, books, and records as the Investment Manager may reasonably request. The Sub-Adviser agrees that such accounts, books, and records are the property of the Trust, and will be surrendered to the Trust promptly upon request, with the understanding that the Sub-Adviser may retain its own copy of all records.

            (c) The Sub-Adviser shall not consult with any other sub-adviser of the Fund or of any fund that is an "affiliated person" of the Fund concerning transactions for the Fund in securities or other assets, except as such consultations may be reasonably necessary in order to ensure compliance with Rule 12d3-1 under the 1940 Act.

            (d) In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform in accordance with, the following: (i) provisions of the Trust's Agreement and Declaration of Trust, as the same may be hereafter modified, amended, and/or supplemented from time to time, that are applicable to the Managed Portion; (ii) provisions of the Trust's By-Laws, as the same may be hereafter modified, amended, and/or supplemented from time to time; that are applicable to the Managed Portion; (iii) the Fund's Prospectus; (iv) the 1940 Act and the Advisers Act and the rules under each and all other international, federal and state securities laws or regulations applicable to the Trust and the Fund; (v) the Trust's compliance procedures and other policies and procedures adopted from time to time by the Board applicable to the Managed Portion; and
(vi) the written instructions of the Investment Manager.

            (e) The Investment Manager agrees to provide the Sub-Adviser with current copies of the documents mentioned in paragraph 1(d)(i), (ii), (iii) and
(v) above and all changes made to such documents at, or if practicable, before the time such changes become effective, and the Investment Manager acknowledges and agrees that the Sub-Adviser shall not be responsible for compliance with such documents or amendments unless and until they are received by the Sub-Adviser. The Sub-Adviser shall be fully protected in acting upon any proper instructions reasonably believed by it to be genuine and signed or communicated by or on behalf of the Investment Manager or the Fund.

            (f) The Sub-Adviser hereby agrees during the period hereinafter set forth to render the services and assume the obligations herein set forth for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Trust, the Fund or the Investment Manager in any way, or in any way be deemed an agent of the Trust, the Fund or the Investment Manager.

            (g) The Sub-Adviser may perform its services through its employees, officers or agents, and the Investment Manager shall not be entitled to the advice, recommendation or judgment of any specific person; provided, however, that the persons identified in the Fund's Prospectus shall perform the portfolio management duties described therein until the Sub-Adviser notifies the Investment Manager that one or more other affiliates, employees, officers or agents identified in such notice shall assume such duties as of a specific date.

            (h) The Investment Manager shall provide (or use its best efforts to cause to be provided) timely information to the Sub-Adviser regarding such matters as the cash requirements and cash available for investment in the Managed Portion, and all other information as may be reasonably necessary for the Sub-Adviser to perform its responsibilities under this Agreement.

         2. (a) Under the terms of the Investment Management Agreement, the Trust shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its existence as a statutory trust organized under the laws of the State of Delaware; the maintenance of its own books, records, and procedures; dealing with its own shareholders; the payment of dividends; transfer of shares, including issuance and repurchase of shares; preparation of share certificates, if any; reports and notices to shareholders; calling and holding of shareholders' meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes; interest and federal and state registration fees.

            (b) Directors, officers and employees of the Sub-Adviser may be directors, officers and employees of other funds that have employed the Sub-Adviser as sub-adviser or investment manager. Directors, officers and employees of the Sub-Adviser who are Trustees, officers and/or employees of the Trust, shall not receive any compensation from the Trust for acting in such dual capacity.

         3. (a) The Sub-Adviser will select brokers and dealers to effect all Fund transactions with respect to the Managed Portion subject to the conditions set forth herein. The Sub-Adviser may combine orders for the Managed Portion with orders for other accounts or funds under management. Transactions involving combined orders are allocated in a manner deemed equitable to each account. The Sub-Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions, if applicable. The Sub-Adviser is directed at all times to seek to execute transactions for the Managed Portion
(i) in accordance with any written policies, practices or procedures that may be established by the Board or the Investment Manager from time to time and provided to the Sub-Adviser, and (ii) as described in the Fund's Prospectus and SAI. In placing any orders for the purchase or sale of investments for the Fund, with respect to the Managed Portion, the Sub-Adviser shall use its best efforts to obtain for the Managed Portion "best execution," considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement.

            (b) Subject to the appropriate policies and procedures approved by the Board and provided to the Sub-Adviser in writing, the Sub-Adviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), cause the Managed Portion to pay a broker or dealer that provides brokerage and research services to the Investment Manager, the Sub-Adviser and the Managed Portion an amount of commission for effecting a Fund transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines, in good faith, that such amount of commission is reasonable in relation to the value of such brokerage and research services provided viewed in terms of that particular transaction or the Sub-Adviser's overall responsibilities to its clients for which the Investment Manager or the Sub-Adviser exercises investment discretion. To the extent authorized by Section 28(e) and the Board, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

            (c) Subject to applicable law and regulations, including Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Managed Portion with brokers or dealers that are affiliated with the Sub-Adviser. Any entity or person associated with the Investment Manager or the Sub-Adviser that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Fund to the extent and as permitted by
Section 11(a)(1)(H) of the Exchange Act and Rule 11a2-2(T) thereunder.

         4. As compensation for the services to be rendered to the Trust for the benefit of the Fund by the Sub-Adviser under the provisions of this Agreement, the Investment Manager shall pay to the Sub-Adviser a fee as provided in Schedule A attached hereto.

         5. The services to be rendered by the Sub-Adviser to the Trust for the benefit of the Fund under the provisions of this Agreement are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be materially impaired thereby.

         6. (a) Subject to the limitation set forth in Paragraph 5, the Sub-Adviser, its directors, officers, employees, agents, and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Trust or to any other investment company, corporation, association, firm or individual.

            (b) Neither the Investment Manager, the Trust nor the Fund shall use the Sub-Adviser's actual or fictitious name(s), mark(s), derivative(s) and/or logo(s) (or that of any affiliate of the Sub-Adviser, other than that of the Fund, the Trust, or any affiliate of the Investment Manager that is an affiliate of the Sub-Adviser solely by reason of the Sub-Adviser's provision of services pursuant to this Agreement) or otherwise refer to the Sub-Adviser in any materials related to the Trust or the Fund distributed to third parties, including the Fund's shareholders, without prior review and written approval by or on behalf of the Sub-Adviser, which may not be unreasonably withheld or delayed. Upon termination of this Agreement, the Investment Manager, the Trust and the Fund, shall, to the extent applicable and as soon as is reasonably possible, cease to use the Sub-Adviser's actual or fictitious name(s), mark(s), derivative(s) and/or logo(s) in materials related to the Fund.

            (c) The Sub-Adviser shall not use the Investment Manager's name (or that of any affiliate of the Investment Manager, other than that of any affiliate of the Sub-Adviser that is an affiliate of the Investment Manager solely by reason of the Sub-Adviser's provision of services pursuant to this Agreement) or otherwise refer to the Investment Manager in any materials related to the Trust or the Fund distributed to third parties, including the Fund's shareholders, without prior review and written approval by the Investment Manager, which may not be unreasonably withheld or delayed. Upon termination of this Agreement, the Sub-Adviser, shall, to the extent applicable and as soon as is reasonably possible, cease to use the actual or fictitious name(s), mark(s), derivative(s) and/or logo(s) of the Trust and the Fund.

            (d) This Section 6 applies solely to materials related to the Fund and the Trust only, and not to other products or relationships between the Sub-Adviser and the Investment Manager.

         7. (a) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard in the performance of its duties as Sub-Adviser to the Trust on behalf of the Fund, neither the Sub-Adviser nor any of its officers, directors, employees or agents (collectively, "Sub-Adviser Related Persons") shall be liable to the Trust, the Fund, the Investment Manager or any shareholder of the Trust for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise. The Sub-Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Managed Portion or the Fund, or that the Managed Portion or the Fund will perform comparably with any standard or index, including other clients of the Sub-Adviser, whether public or private. Subject to the first sentence of this
Section 7(a), the Sub-Adviser shall not be responsible for any loss incurred by any reason of any act or omission of any bank, broker, the custodian bank or any administrator or trustee whether appointed on behalf of the Investment Manager, the Fund or the Trust. Nothing contained herein shall be deemed to waive any liability which cannot be waived under applicable law, including applicable U.S. state and federal securities laws, ERISA and the Financial Services and Markets Act 2000 of the United Kingdom ("FSMA") or any rules or regulations adopted under any of those laws.

            (b) The Investment Manager shall indemnify Sub-Adviser Related Persons to the fullest extent permitted by law against any and all loss, damage, judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees, (collectively "Losses") incurred by the Sub-Adviser or Sub-Adviser Related Persons arising from or in connection with this Agreement or the performance by the Sub-Adviser or Sub-Adviser Related Persons of its or their duties hereunder so long as such Losses arise out of the Investment Manager's willful misfeasance, bad faith, gross negligence, or reckless disregard in performing its responsibilities hereunder, including, without limitation, such Losses arising under any applicable law or that may be based upon any untrue statement of a material fact contained in the Trust's Registration Statement, or any amendment thereof or any supplement thereto, or the omission to state therein a material fact that was known or that should have been known and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reasonable reliance upon information furnished to the Investment Manager or the Trust by the Sub-Adviser or a Sub-Adviser Related Person specifically for inclusion in the Registration Statement or any amendment thereof or supplement thereto, except to the extent any such Losses referred to in this paragraph (b) result from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Sub-Adviser or a Sub-Adviser Related Person in the performance of any of its duties under, or in connection with, this Agreement.

            (c) The Sub-Adviser shall indemnify the Investment Manager and its affiliates and its or their controlling persons, officers, directors, employees, agents, legal representatives and persons controlled by it (collectively, "Investment Manager Related Persons") to the fullest extent permitted by law against any and all Losses incurred by the Investment Manager or Investment Manager Related Persons arising from or in connection with this Agreement or the performance by the Investment Manager or Investment Manager Related Persons of its or their duties hereunder so long as such Losses arise out of the Sub-Adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard in performing its responsibilities hereunder, including, without limitation, such Losses arising under any applicable law or that may be based upon any untrue statement of a material fact contained in the Trust's Registration Statement, or any amendment thereof or any supplement thereto, or the omission to state therein a material fact that was known or that should have been known and was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reasonable reliance upon information furnished to the Investment Manager or the Trust by the Sub-Adviser or a Sub-Adviser Related Person specifically for inclusion in the Registration Statement or any amendment thereof or supplement thereto, except to the extent any such Losses referred to in this paragraph (c) result from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Investment Manager or an Investment Manager Related Person in the performance of any of its duties under, or in connection with, this Agreement.

         8. (a) This Agreement shall be executed and become effective as of the date written below; provided, however, that this Agreement shall not become effective with respect to the Fund unless it has first been approved in the manner required by the 1940 Act and the rules thereunder or in accordance with exemptive or other relief granted by the Securities and Exchange Commission (the "SEC") or its staff. This Agreement shall continue in effect for a period of two
(2) years and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board or by the vote of a majority of the outstanding voting securities of the Fund and only if the terms and the renewal hereof have been approved by the vote of a majority of those Trustees of the Trust who are not parties hereto or "interested persons" of the Trust, the Fund, or any party hereto, cast in person at a meeting called for the purpose of voting on such approval.

            (b) No amendment to this Agreement shall be effective unless approved in the manner required by the 1940 Act and the rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff.

            (c) This Agreement may be terminated (i) by the Investment Manager at any time, without the payment of a penalty, on ninety (90) days' written notice to the Sub-Adviser of the Investment Manager's intention to do so and
(ii) by the Trust at any time, without the payment of a penalty, on sixty (60) days' written notice to the Sub-Adviser of the Trust's intention to do so pursuant to action by the Board or pursuant to the vote of a majority of the outstanding voting securities of the Fund. The Sub-Adviser may terminate this Agreement at any time, without the payment of a penalty, on ninety (90) days' written notice to the Investment Manager and the Trust of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for (i) any obligation arising out of or relating to a breach of this Agreement committed prior to such termination, (ii) the obligation of the Investment Manager to pay to the Sub-Adviser the fee provided in Paragraph 4 hereof, prorated to the date of termination, and (iii) any indemnification obligation provided in Paragraph 7 hereof. This Agreement shall automatically terminate in the event of its assignment or upon the termination of the Investment Management Agreement.

         9. Any information and advice furnished by either party to this Agreement to the other party shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto. Notwithstanding the foregoing, information shall not be subject to such confidentiality obligations if it:

            (i) is already known to the receiving party at the time it is obtained (other than through previous disclosure by the protected party or by a party known by the receiving party to be bound by a confidentiality obligation to the protected party);

            (ii) is or becomes publicly known or available through no wrongful act of the receiving party;

            (iii) is rightfully received from a third party who, to the best of the receiving party's knowledge, is not under a duty of confidentiality;

            (iv) is required to be disclosed by the receiving party pursuant to a requirement of a court order, subpoena, governmental or regulatory agency or law (provided the receiving party provides the protected party written notice of such requirement, to the extent such notice is permitted);

            (v) is relevant to the defense of any claim or cause of action asserted against the receiving party (provided the receiving party provides the protected party with sixty (60) days' written notice of any disclosure if practicable or such lesser amount as may be necessary and provided such notice does not prejudice the receiving party); or

            (vi) has been or is independently developed or obtained by the receiving party.

The Sub-Adviser shall not disclose any "nonpublic personal information" (as such term is defined in Regulation S-P, including any amendments thereto) pertaining to the customers of the Trust or a client of the Investment Manager to any third party or use such information other than for the purpose of providing the services contemplated by this Agreement.

         10. The Sub-Adviser represents, warrants and agrees that:

            (a) The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) to the best of its knowledge, has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Investment Manager of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser will also promptly notify the Fund and the Investment Manager if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund, provided, however, that routine regulatory examinations that do not specifically relate to the Managed Portion or the Fund shall not be required to be reported by this provision.

            (b) The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Investment Manager and the Board with a copy of such code of ethics, together with evidence of its adoption. In accordance with the requirements of Rule 17j-1, the Sub-Adviser shall certify to the Investment Manager that the Sub-Adviser has complied in all material respects with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Sub-Adviser's code of ethics relating to the services the Sub-Adviser performs under this Agreement or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Investment Manager, the Sub-Adviser shall provide to the Investment Manager, its employees or its agents all information required by Rule 17j-1(c)(1) relating to the approval by the Fund's Board of Trustees of the Sub-Adviser's code of ethics relating to the services the Sub-Adviser performs under this Agreement.

            (c) The Sub-Adviser has provided the Investment Manager with a copy of its Form ADV at least forty-eight (48) hours prior to execution of this Agreement, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to the Investment Manager at least annually. Such amendments shall reflect all changes in the Sub-Adviser's organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Advisers Act.

            (d) The Sub-Adviser will notify the Trust and the Investment Manager of any event that would be deemed an assignment of this Agreement, with the exception of any assignment by or with respect to the Investment Manager, or change of control of the Sub-Adviser, as applicable, and any changes in the key personnel who are the portfolio manager(s) of the Managed Portion prior to or promptly after such change. The Investment Manager will notify the Sub-Adviser of any event that would be deemed an assignment of this Agreement, with the exception of any assignment by or with respect to the Sub-Adviser, or change of control of the Investment Manager, as applicable. The Sub-Adviser agrees to bear all reasonable expenses of the Fund, if any, arising out of an assignment of this Agreement or change in control of the Sub-Adviser so long as the assignment is not by or with respect to the Investment Manager.

            (e) The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage as shall be reasonably necessary in light of its obligations under this Agreement.

         11. This Agreement shall extend to and bind the successors of the parties hereto. Nothing in this Agreement, express or implied, is intended to or shall (a) confer on any person other than the parties hereto and their respective successors or permitted assigns any rights (including third party beneficiary rights), remedies, obligations or liabilities under or by reason of this Agreement, or (b) constitute the parties hereto as partners or as participants in a joint venture.

         12. For the purposes of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person," and "assignment" shall have the meanings given them in the 1940 Act, subject, however to such exemptions as may be granted by the SEC and its staff under the 1940 Act.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers and duly attested as of the _____ day of __________, 2004.

DELAWARE INTERNATIONAL                      DELAWARE MANAGEMENT
ADVISERS LIMITED                            COMPANY, A SERIES OF DELAWARE
                                            MANAGEMENT BUSINESS TRUST


By:___________________________________      By:_____________________________
Name:                                       Name:
Title:                                      Title:


Attest:________________________________     Attest:___________________________
                                            Name:
                                            Title:

Agreed to and accepted as of the day and year first above written:

                                            [FUND]



                                            By:_____________________________
                                            Name:
                                            Title:

                                            Attest:___________________________
                                            Name:
                                            Title:

                           PROPOSED SUB-ADVISORY FEES


                                  FEE SCHEDULE

Fund                                                 Annual Rate
----                                                 -----------
                                   (as a percentage of average daily net assets)

                               DELAWARE VIP TRUST

Delaware VIP International Value Equity Series           0.20%
Delaware VIP Emerging Markets Series                     0.20%

DELAWARE VIP EMERGING MARKETS SERIES (THE "FUND")
SPECIAL SHAREHOLDER MEETING - AUGUST 31, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Richelle S. Maestro, Michael P. Bishof and David
P. O'Connor, or any of them, each with the right of substitution, proxies of the undersigned at the Joint Special Meeting of Shareholders of the Fund named above, a series of the Trust (as defined in the proxy statement) to be held at the offices of Delaware Investments located at 2001 Market Street, 2nd Floor Auditorium, Philadelphia, Pennsylvania 19103, on Tuesday, August 31, 2004 at 3:00 P.M. (E.T,), or at any postponement or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote upon any matters which may properly be acted upon at this meeting and specifically as indicated on the reverse side of this form. Please refer to the proxy statement for a discussion of these matters.

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE THE PROPOSALS AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSALS, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING, OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Please vote by checking ([ X ] ) the appropriate box below.


                                                            FOR                AGAINST               ABSTAIN
1. To approve an Investment Management Agreement
   between the Trust, on behalf of the Fund, and
   Delaware Management Company                             [  ]                 [  ]                  [  ]

2. To approve a Sub-Advisory Agreement between
   Delaware Management Company and Delaware
   International Advisers Ltd.                             [  ]                 [  ]                  [  ]

                                                          THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED. TO SECURE
                                                          THE LARGEST POSSIBLE REPRESENTATION AND AVOID THE ADDITIONAL
                                                          EXPENSE OF FURTHER SOLICITATION, PLEASE DATE AND SIGN NAME OR
                                                          NAMES BELOW AS PRINTED ON THIS CARD TO AUTHORIZE THE VOTING OF
                                                          YOUR SHARES AS INDICATED. WHERE SHARES ARE REGISTERED WITH
                                                          JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS
                                                          EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE
                                                          SHOULD GIVE FULL TITLE AS SUCH.

                                                          Date _______________, 2004

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                                                                Signature(s) (Joint Owners) (PLEASE SIGN WITHIN BOX)



DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES
SPECIAL SHAREHOLDER MEETING - AUGUST 31, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Richelle S. Maestro, Michael P. Bishof and David
P. O'Connor, or any of them, each with the right of substitution, proxies of the undersigned at the Joint Special Meeting of Shareholders of the Fund named above, a series of the Trust (as defined in the proxy statement) to be held at the offices of Delaware Investments located at 2001 Market Street, 2nd Floor Auditorium, Philadelphia, Pennsylvania 19103, on Tuesday, August 31, 2004 at 3:00 P.M. (E.T.), or at any postponement or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote upon any matters which may properly be acted upon at this meeting and specifically as indicated on the reverse side of this form. Please refer to the proxy statement for a discussion of these matters.

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE THE PROPOSALS AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSALS, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING, OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Please vote by checking (|X|) the appropriate box below.


                                                            FOR                AGAINST               ABSTAIN

1.       To approve an Investment Management Agreement
         between the Trust, on behalf of the Fund, and
         Delaware Management Company                       [  ]                 [  ]                  [  ]

2.       To approve a Sub-Advisory Agreement between
         Delaware Management Company and Delaware
         International Advisers Ltd.                       [  ]                 [  ]                  [  ]

                                                          THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED. TO SECURE
                                                          THE LARGEST POSSIBLE REPRESENTATION AND AVOID THE ADDITIONAL
                                                          EXPENSE OF FURTHER SOLICITATION, PLEASE DATE AND SIGN NAME OR
                                                          NAMES BELOW AS PRINTED ON THIS CARD TO AUTHORIZE THE VOTING OF
                                                          YOUR SHARES AS INDICATED. WHERE SHARES ARE REGISTERED WITH
                                                          JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS
                                                          EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE
                                                          SHOULD GIVE FULL TITLE AS SUCH.

                                                          Date _______________, 2004

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                                                                Signature(s) (Joint Owners) (PLEASE SIGN WITHIN BOX)



DELAWARE GOLD MEDALION CONTRACT
DELAWARE VIP EMERGING MARKETS SERIES (THE "FUND")
SPECIAL SHAREHOLDER MEETING - AUGUST 31, 2004

THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY ("ALLMERICA") AND LINCOLN LIFE AND ANNUITY COMPANY ("LINCOLN ANNUITY")

The undersigned hereby instructs Allmerica and/or Lincoln Annuity to vote the shares of the Fund, a series of Delaware VIP Trust, attributable to the undersigned's variable annuity contract at the Special Meeting of Shareholders of the Fund to be held at the offices of Delaware Investments located at 2001 Market Street, 2nd Floor Auditorium, Philadelphia, Pennsylvania 19103, on Tuesday, August 31, 2004 at 3:00 P.M., E.T., or at any postponement or adjournments thereof, as indicated on the reverse side of this form. Please refer to the proxy statement for a discussion of each of these matters.

BY SIGNING AND DATING THIS CARD, YOU INSTRUCT ALLMERICA AND/OR LINCOLN ANNUITY TO VOTE THE PROPOSALS AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSALS, AND TO USE ITS DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING, OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.


Please vote by checking (|X|) the appropriate box below.


                                                            FOR                AGAINST               ABSTAIN

1.       To approve an Investment Management Agreement
         between the Trust, on behalf of the Fund, and
         Delaware Management Company                       [  ]                 [  ]                  [  ]


2.       To approve a Sub-Advisory Agreement between
         Delaware Management Company and Delaware
         International Advisers Ltd.                       [  ]                 [  ]                  [  ]

                                                         THIS VOTING INSTRUCTION CARD IS ONLY VALID WHEN SIGNED AND
                                                         DATED. TO SECURE THE LARGEST POSSIBLE REPRESENTATION AND AVOID
                                                         ADDITIONAL EXPENSE OF A FURTHER SOLICITATION, PLEASE DATE AND
                                                         SIGN NAME OR NAMES BELOW AS PRINTED ON THIS CARD. WHERE
                                                         CONTRACTS ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS
                                                         SHOULD SIGN. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR,
                                                         TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS
                                                         SUCH.

                                                         Date _______________, 2004

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                                                                Signature(s) (Joint Owners) (PLEASE SIGN WITHIN BOX)


DELAWARE GOLD MEDALION CONTRACT
DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES (THE "FUND")
SPECIAL SHAREHOLDER MEETING - AUGUST 31, 2004

THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY ("ALLMERICA") AND LINCOLN LIFE AND ANNUITY COMPANY ("LINCOLN ANNUITY")

The undersigned hereby instructs Allmerica and/or Lincoln Annuity to vote the shares of the Fund, a series of Delaware VIP Trust , attributable to the undersigned's variable annuity contract at the Special Meeting of Shareholders of the Fund to be held at the offices of Delaware Investments located at 2001 Market Street, 2nd Floor Auditorium, Philadelphia, Pennsylvania 19103, on Tuesday, August 31, 2004 at 3:00 P.M., E.T., or at any postponement or adjournments thereof, as indicated on the reverse side of this form. Please refer to the proxy statement for a discussion of each of these matters.

BY SIGNING AND DATING THIS CARD, YOU INSTRUCT ALLMERICA AND/OR LINCOLN ANNUITY TO VOTE THE PROPOSALS AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSALS, AND TO USE ITS DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING, OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.


Please vote by checking (|X|) the appropriate box below.

                                                                               FOR                AGAINST               ABSTAIN
1.       To approve an Investment Management Agreement
         between the Trust, on behalf of the Fund, and
         Delaware Management Company                                           [  ]                 [  ]                  [  ]


2.       To approve a Sub-Advisory Agreement between
         Delaware Management Company  and Delaware
         International Advisers Ltd.                                           [  ]                 [  ]                  [  ]

                                                          THIS VOTING INSTRUCTION CARD IS ONLY VALID WHEN SIGNED AND
                                                          DATED. TO SECURE THE LARGEST POSSIBLE REPRESENTATION AND AVOID
                                                          THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE DATE
                                                          AND SIGN NAME OR NAMES BELOW AS PRINTED ON THIS CARD. WHERE
                                                          CONTRACTS ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS
                                                          SHOULD SIGN. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR,
                                                          TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS
                                                          SUCH.


                                                          Date _______________, 2004

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                                                                Signature(s) (Joint Owners) (PLEASE SIGN WITHIN BOX)

